UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K
                                    ________


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                                 AUGUST 20, 2009
                ________________________________________________
                Date of Report (Date of earliest event reported)


                            AMERICAN EXPLORATION CORP.
             ______________________________________________________
             (Exact name of registrant as specified in its charter)

            NEVADA                    333-141060                  98-0518266
____________________________   ________________________      ___________________
(State or other jurisdiction   (Commission File Number)         (IRS Employer
       of incorporation)                                     Identification No.)

                  407 - 2ND STREET SW
                        SUITE 700
                CALGARY, ALBERTA, CANADA                    T2P 2Y3
        ________________________________________           __________
        (Address of principal executive offices)           (Zip Code)


                                 (403) 233-8484
               __________________________________________________
               Registrant's telephone number, including area code


                                       N/A
          _____________________________________________________________
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425  under  the  Securities  Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12  under  the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
     Act (17 CFR 240.13e-4(c))


                                    ________

SECTION 1. REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT


Effective on November 3, 2008, the Board of Directors (the "Board") of American Exploration Corp., a Nevada corporation (the "Company"), authorized the execution of an option agreement (the "Option Agreement") with Westrock Land Corp, a private Texas corporation ("Westrock"). In accordance with the terms and provisions of the Option Agreement: (i) Westrock owned all right, title and interest in and to approximately 5,000 net acres in oil and gas leases (the "Leases"), located in the onshore region of the Gulf Coast of the United States;
(ii) Westrock disclosed to the Company that a well must be spudded (commencement of drilling) no later than May 31, 2009; (iii) the Company desired to acquire a 75% net revenue interest in the Leases at $625.00 per net acre for a total purchase price of approximately $3,125,000; and (iv) the Company had until November 17, 2008 to complete its due diligence (the "Option Period").

Effective on January 8, 2009, the Company entered into an amendment to the Option Agreement (the "Amended Option Agreement") with Westrock. Pursuant to the Amended Option Agreement, Westrock granted to the Company until February 2, 2009 to complete its due diligence.

Effective on April 29th, 2009, the Company entered into a further amendment to the Option Agreement ("the"Second Amended Option Agreement") with Westrock. Pursuant to the Second Amended Option Agreement: (i) Westrock granted to the Company until May 15, 2009 to complete its due diligence; (ii) the Company shall have until October 1st, 2009 to spud a well; and (iii) the effective date of the conveyance of the revenue interest in the Leases to the Company shall be no later than May 15, 2009.

Effective on August 19, 2009, the Company entered into a further amendment to the Option Agreement (the "Third Amended Option Agreement") with Westrock. Pursuant to the Third Amended Option Agreement: (i) the Company agrees to issue an aggregate of 4,037,500 shares of its restricted common stock to Westrock as satisfaction for an aggregate amount of $2,018,750 , which remains due and owing from the aggregate purchase price of $3,125,000 (the "Purchase Price"); and (ii) the Company agrees to drill and complete a minimum of at least one well on the properties in the Haynesville geological zone no later than December 31, 2010. As of the date of this Current Report, the Company has paid an aggregate of $1,106,250 for the Purchase Price under the terms and provisions of the Option Agreement. All other terms and provisions of the Option Agreement remain valid and binding.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

(A) FINANCIAL  STATEMENTS OF BUSINESS  ACQUIRED.

Not applicable.

(B) PRO FORMA FINANCIAL INFORMATION.

Not applicable.

(C) SHELL COMPANY TRANSACTION.

Not applicable.

(D) EXHIBITS.

10.1    Option Purchase Agreement

                       SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           AMERICAN EXPLORATION CORP.


DATE:  AUGUST 20, 2009.              /s/ STEVEN HARDING
                                     ________________________________________
                                     NAME: STEVEN HARDING
                                     TITLE: PRESIDENT/CHIEF EXECUTIVE OFFICER


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